Exhibit 10.16

ANNEX II -NOTE options LAUNCH ("NLO")

Cod. 0001-9	Agency: Mother	Hire the date ~: 08/10/2015
Derivatives Global Contract No: 062/12 entered into 15/06/2012 and their additions ("Agreement").
I Parties:
1. BANCO PINE S.A. , with its principal place of business at Avenida das Nações Unidas, 8501, 29th and 30th Floors -Ed. Eldorado Business Tower, Pinheiros, São Paulo, SP, Postal Code 05425-070, Identification Number (CNPJ/MF) , hereinafter referred to as BANK.
2.COUNTERPART, hereinafter COUNTERPART: Name: AMYRIS BRAZIL LTDA
Address: Rua James Clerk Maxwell, No. 315 -Techno Park -CEP 13069-380		City / State Campinas-SP
Marital status:	CNPJ:	Current Account No.
3. Guarantor (S), hereinafter (s) simply Guarantor (S): 3.1. Name: None		CPF / CNPJ:
Address:	City/UF	Marital Status:
Spouse's name (if applicable):		CPF's spouse
4. THIRD(S) WARRANTOR(ES) and/or Debtor(s) secured(s), hereinafter (s) simply WARRANTOR(ES): 4.1. Name: None		CPF / CNPJ:
Address:	City/UF	Marital Status:
Spouse's name (if applicable):		CPF's spouse
II - GUARANTEE (S): None		Price R$

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1 This instrument, hereinafter NLO: (i) confirms the completion of transaction(s) ("Transaction (s)") of flexible options on exchange rates ( "options"), as defined below, between the above parties, hereinafter referred to as the "Parties"; and (ii) includes and subordinates yourself to the terms of the Agreement between the BANK and the COUNTERPART as defined in the preamble.

2 The Transactions, now contracted (s) will have the following characteristics in common:

DATE OF OPERATION	08/10/2015
OPTION HOLDER	() COUNTERPART (where 0 BANK will be 0 launcher); or (X) BANK (in which case the COUNTERPART will be 0 launcher)
OBJECT OF OPTION	(X) PURCHASE (CALL); or () SALE (PUT)
PURPOSE ASSETS	US DOLLAR
TYPE otion	(X) EUROPEAN; or () AMERICAN
Dated liquidation PRIZE	08110/2015
COTACAOPARA settlement	PTAX D-1 coin selling exchange -taxa indicated in "active-object" field by real traded on the Foreign Exchange Market, published by the Central Bank of Brazil, in the immediately preceding business day to the Maturity Date or early maturity date as Agreement, closing cotayao for immediate delivery, to be used with a maximum of four decimal places.

3 The specific provisions, applicable to the Transaction(s), either hired (s), are as follows:

NUMBER CETIP	DUE DATE	REFERENCE VALUE	PREMIUM	Exercise price
PINEMI50119	10/15/2015	US$ 143,631.00 (one hundred forty-three thousand, six hundred and thirty US Dollars	R$ 5.74 (five reais and seventy-four cents)	R$ 4.20 (four reais twenty cents) per US$ 1.00

2

PINEM150120	11/16/2015	US$ 145,266.00 (one hundred forty-five thousand two hundred sixty-six US Dollars)	R$ 3,640.36 three thousand six hundred and forty reais and thirty-six cents)	R$ 4.20 (four reais twenty cents) per US$ $ 1.00
PINEM150121	12/15/2015	US$ 141,897.00 (one hundred and forty-urn thousand and eight hundred ninety-seven US Dollars)	R$ 8,347.80 (eight thousand and three hundred forty-seven reais and eighty cents)	R$ 4.20 (four reais twenty cents) per US$ 1.00
PINEM1501 22	01/15/2015	US$ 143,495.00 (one hundred forty-three thousand, four hundred ninety-five US Dollars)	R$ 12,987.73 (twelve thousand nine hundred and eighty seven reais and seventy three cents)	R$ 4.20 (four reais twenty cents) per US$ 1.00
PINEM1501 23	02/15/2015	US$ 143,111.00 (one hundred forty-three thousand, one hundred and eleven US Dollars)	R$ 17,007.31 (seventeen thousand and seven reais and thirty cents)	R$ 4.20 (four reais twenty cents) per US$ 1.00
PINEM1501 24	03/15/2015	US$ 140,820.00 (one hundred and forty thousand eight hundred and twenty US Dollars)	R$ 20,837.13 (twenty thousand and eight hundred thirty-seven reais thirteen cents)	R$ 4.20 (four reais twenty cents) per US$ 1.00

4 The terms used in this NLO capitalized, while not expressly defined in this NLO, will have the same meanings assigned to them in the Agreement.

5 Transactions will settled on the Maturity Date above (s) or in other momenta under the PROVISIONS of the Agreement, and the payment for the benefit of the creditor Party, held as agreed in this instrument.

6 COUNTERPART declares that it understands and agrees to all the terms of the NLO and therefore understands that due to the risks undertaken in these transactions, BANK becomes the debtor.

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7 COUNTERPART, through undersigned representatives, if the case, states that Transactions to this NLO has (have) been examined and approved(s) by administrators empowered to approve the obligations set forth in this NLO.

8 COUNTERPART acknowledges that the Transactions, and are a business risk, that your (s) result (s) are unpredictable, and the Agreement is a random contract in accordance with articles 458 and following of the Brasilian Civil Code.

9 The Parties hereby declare and agree that, in accordance with the terms of the current legislation, the Transactions will be registered at Cetip SA –Organized Counter of Assets and Derivatives ("Cetip") whose regulation is fully known by the Parties.

10 If applicable, the Guarantor(s) and GUARANTEE(S) states  full knowledge of the Transaction described in the Agreement and the confirmations, and since already, agree (s) with all the Transactions and their confirmations, forcing up the conditions thereof, as well as assume warranty obligations under the Contract, this NLO, the laws and regulations in force.

10.1.  The Guarantor(s) and GUARANTEE(S) expressly know the risks inherent in the Transactions and sign this instrument as borrower(s) Solidarity(s) and major(s) payer(s), in accordance with articles 264 and following of the Civil Code, for the total liquidation of the debit, including principal and accessories of charge and additions, default interest and compensatory, fines, advocatfcios honoraria, expenses and other commitments expressed in this Agreement and NLO, and the responsibility assumed in character irrevocably and irreversibly, niobium behaving exonerayiio in no event lasting until full compliance of all obligations undertaken under this instrument. Also declares, if applicable, co-responsible(s), as the debtor(s) Solidarity(s) and major(s) payer(s) in relation to each promissory note or global promissory note that there is endorsed.

10.2 The Guarantor(s) and GUARANTEE(S) states expressly, be as borrower(s) Solidarity(s) of all obligations stated herein and / or that may be undertaken with the Transactions and its NLOs, or as guarantor (s) of promissory note (s) in order to guarantee full compliance with all obligations herein assumed by COUNTERPART, whether major or accessory, with its additions compensatory and late payment, collection costs, court costs and advocatfcios honorary expressly waived the benefits of order, division and exemption provided for in articles 333, sole paragraph, 827, 830, 835, 837, 838 and 839 of the Brazilian Civil code, as well as with the requirements established by Article 595 of the Code of Civil Procedure, and its responsibility/obligation assumed on a irrevocably and irreversibly basis, notwithstanding dismissal under any circumstances, lasting until the complete fulfillment of all obligations undertaken under the Agreement and this NLO.

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11 Under clause 2.2 of the Agreement, if not avoided disagreement of COUNTERPART manifested the date of receipt, in relation to the terms of this NLO, considered it formalized(s) presente(s) Transaction(s) since this instrument is delivered to the BANK, signed by COUNTERPART, or their legal representatives, and the Guarantor (s) and the GUARANTEE(E), as applicable, until 15 October 2015. Failure to return the NLO, within the specified period, shall provide the BANK option for completed Transactions, with calculation of damages, or for continuity (s) of operation (s) in contracted terms, based on recordings telephonic and / or any other evidence it deems sufficient.

And, being so fair and contracted, sign this NLO in 03 (three) copies of equal content and form in the presence of the two undersigned witnesses, to all present.

Sao Paulo, October 8, 2015.

BANCO PINE SA

According:

/ s / Illegible / s / Illegible

AMYRIS BRAZIL LTDA

/ s / Ming Giani Valent / s / Erica Baumgarten

Witnesses

/ s / Illegible	/ s / Illegible
Name:	Name:
C.Ident:	C.Ident:
CPF / MF:	CPF / MF:

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